                                                                   EXHIBIT 99.9

08/00                                                                    Page 1




                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)
                                 SERIES 1998-A


Pursuant to the "Pooling and Servicing Agreement"), dated as of June 1, 1995, (the "Pooling and Servicing Agreement"), among First USA Bank, National Association, as Transferor and Servicer ("First USA"), First USA, as Transferor, and Bankers Trust Company, as trustee (the "Trustee"). First USA as Servicer is required to prepare certain information each month regarding current distributions to Series 1998-A Certificateholders and the performance of the CC Master Credit Card Trust II (the "Trust")during the previous month. The information which is required to be prepared with respect to the September 15, 2000, Distribution Date (referred to herein as the "Distribution Date"), and with respect to the performance of the Trust during the August, 2000, Monthly Period (referred to herein as the Monthly Period") is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1998-A Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A)   Information Regarding Distributions to
     the Class A Certificateholders, per
     $1,000 original certificate principal amount.

     (1)  The total amount of the
     distribution to Class A                                     $   5.8286458
     Certificateholders, per $1,000
     original certificate principal amount

     (2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class A                          $   5.8286458
     Certificates, per $1,000 original
     certificate principal amount

     (3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class A                         $   0.0000000
     Certificates, per $1,000 original
     certificate principal amount

08/00                                                                   Page 2


B)   Class A Investor Charge Offs and
     Reimbursement of Charge Offs

     (1)  The amount of Class A Investor
     Charge Offs                                                  $  0.0000000

     (2)  The amount of Class A Investor
     Charge Offs set forth in paragraph 1
     above, per $1,000 original certificate
     principal amount                                             $  0.0000000

     (3)  The total amount reimbursed in
     respect of Class A Investor Charge Offs                      $  0.0000000

     (4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                 $  0.0000000

     (5)  The amount, if any, by which the
     outstanding principal balance of the
     Class A Certificates exceeds the Class
     A Invested Amount after giving effect
     to all transactions on such Distribution Date                $  0.0000000

C)   Information Regarding Distributions to
     the Class B Certificateholders, per
     $1,000 original certificate principal amount.

     (1)  The total amount of the
     distribution to Class B
     Certificateholders, per $1,000
     original certificate principal amount                        $  6.0439236

     (2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class B
     Certificates, per $1,000 original
     certificate principal amount                                 $  6.0439236

     (3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal on the Class B
     Certificates, per $1,000 original
     certificate principal amount                                 $  0.0000000

08/00                                                                   Page 3


D)   Class B Investor Charge Offs and
     Reimbursement of Charge Offs

     (1)  The amount of Class B Investor
     Charge Offs                                                  $  0.0000000

     (2)  The amount of Class B Investor
     Charge Offs set forth in paragraph 1
     above, per $1,000 original certificate
     principal amount                                             $  0.0000000

     (3)  The total amount reimbursed in
     respect of Class B Investor Charge Offs                      $  0.0000000

     (4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                 $  0.0000000

     (5)  The amount, if any, by which the
     outstanding principal balance of the
     Class B Certificates exceeds the Class
     B Invested Amount after giving effect
     to all transactions on such
     Distribution Date                                            $  0.0000000



                                          First USA Bank, National Association,
                                          as Servicer


                                          By  /s/ Tracie Klein
                                              --------------------------------
                                                  Tracie H. Klein
                                                  First Vice President